Exhibit 99.1

FINAL FOR RELEASE Contact Jupiter Wellness, Inc.
561-244-7100
investors@jupiterwellness.com

Release Date
12/5/2022

Jupiter Wellness Appoints Ardis Enterprises as the Exclusive Florida Market Distributor for its NoStingz and CaniSun Lines of Sunscreen

JUPITER, FL / December 5, 2022 – Jupiter Wellness, Inc. (Nasdaq: JUPW), a wellness company focused on hair loss, eczema, burns, and sexual wellness, announced today the appointment of Ardis Enterprises, LLC (“Ardis”) as its exclusive distributor for selling NoStingz and CaniSun sunscreen products in the Florida market.

Established in 2020, Ardis is a leading distributor of sun care products, skateboards, and beach shop novelties in the State of Florida. Founded by Ben Ardis, with more than 20 years of experience in the industry, Ardis has become a trusted partner for over 500 beach and surf shops in Florida.

The agreement with Ardis will enable Jupiter Wellness to expand its presence in the Florida market and meet the growing demand for high-quality sunscreen products. Jupiter Wellness’s range of sunscreen products are formulated with natural ingredients and backed by rigorous scientific testing. The Company’s NoStingz brand includes a line of patent-pending jellyfish sting prevention sunscreen that protects users from jellyfish and sea lice.

“We are thrilled to partner with Ardis to expand our presence in the Florida market,” said the CEO of Jupiter Wellness. “Their commitment to providing the highest quality products to their customers makes them the perfect partner for us. We look forward to working together to bring our sunscreen products to more people in Florida.”

About Jupiter Wellness

Jupiter Wellness is a diversified company that supports health and wellness by researching and developing over-the-counter (OTC) products and intellectual property. The Company’s product pipeline addresses a range of conditions, including hair loss, eczema, burns, and sexual wellness. Revenue is generated through the sales of OTC and consumer products, contract research agreements, and licensing royalties.

Interested investors and shareholders are encouraged to sign up for press releases and industry updates by registering for Email Alerts at https://jupiterwellness.com/email-alerts/ and by following Jupiter Wellness on Twitter and LinkedIn.

Media Contact

Phone: 561-244-7100

Email: media@jupiterwellness.com

Investor Contact

Phone: 561-244-7100

Email: investors@jupiterwellness.com

1

Forward-Looking Statements

This communication contains forward-looking statements regarding Jupiter Wellness, including, the anticipated timing of studies and the results and benefits thereof. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the Company’s current plans, objectives, estimates, expectations, and intentions and inherently involve significant risks and uncertainties, many of which are beyond Jupiter Wellness’ control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties and other risks and uncertainties affecting Jupiter Wellness, including those described from time to time under the caption “Risk Factors” and elsewhere in Jupiter Wellness’ Securities and Exchange Commission (SEC) filings and reports, including Jupiter Wellness’ Annual Report on Form 10-K for the year ended December 31, 2021, and future filings and reports by Jupiter Wellness. Moreover, other risks and uncertainties of which the combined company is not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events at such dates, even if they are subsequently made available by Jupiter Wellness on its website or otherwise. Jupiter Wellness undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations, or other circumstances that exist after the date on which the forward-looking statements were made.

###

2